Supplement dated September 6, 2024
to the Prospectus and Summary Prospectus of the following Fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Global Strategic Income Fund	5/1/2024
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information under the heading “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Adrian Hilton	Head of Emerging Markets Debt	Co-Portfolio Manager	2020
David Janssen, CFA	Portfolio Manager	Co-Portfolio Manager	2021
The rest of the section remains the same.
The portfolio manager information under the heading “Primary Service Providers Contracts - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Adrian Hilton	Head of Emerging Markets Debt	Co-Portfolio Manager	2020
David Janssen, CFA	Portfolio Manager	Co-Portfolio Manager	2021
Mr. Hilton joined Threadneedle, a Participating Affiliate, in 2016 as a fixed income portfolio manager. Prior to joining Threadneedle, he spent eight years as a portfolio manager at Brevan Howard Asset Management. Mr. Hilton began his investment career in 2000 and earned a B.A. in History from the University of Birmingham (U.K.).
Mr. Janssen joined the Investment Manager in 2012. Mr. Janssen began his investment career in 2012 and earned a B.S. from The University of South Dakota and a M.F.M. from the University of Minnesota.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7008-0001_(09/24)